                                                                    EXHIBIT 10.4

                              SECURITY AGREEMENT
                              ------------------

     SECURITY AGREEMENT dated as of September 13, 1999 between NMT MEDICAL, INC. and the other entities listed on Schedule I hereto (each a "Debtor" and
                                 ----------                 ------
collectively, the "Debtors") and BROWN BROTHERS HARRIMAN & CO. (the "Lender").
                   -------                                           ------

     WHEREAS, the Debtors have entered into that certain Credit Agreement, dated as of the date hereof, among the Debtors and the Lender (as amended, supplemented, extended or otherwise modified from time to time, the "U.S. Credit
                                                                     -----------
Agreement"), pursuant to which the Debtors have arranged for a $5,000,000 credit
---------
facility, the proceeds of which will be used to prepay a portion of the Whitney Notes and for general corporate purposes;

     WHEREAS, pursuant to the U.S. Credit Agreement, the Lender has agreed to make loans to the Debtors upon the terms and subject to the conditions set forth therein;

     WHEREAS, the Debtors are parties to that certain Guarantee, dated as of the date hereof, in favor of the Lender (as amended, supplemented, extended or otherwise modified from time to time, the "Guarantee"), pursuant to which the
                                           ---------
Debtors have guaranteed the payment and performance by NMT NeuroSciences Implants (France) SA, a French limited liability company, and NMT NeuroSciences Instruments (France) SARL, a French limited liability company (collectively, the "French Subsidiaries"), of their obligations and liabilities under that certain
 -------------------
Credit Agreement, dated as of the date hereof, by and among the French Subsidiaries and the Lender (together with the U.S. Credit Agreement, the

"Credit Agreements");
------------------

     WHEREAS, the operations of the Debtors and the French Subsidiaries are conducted on a combined basis with significant shared management, purchasing, planning, financial controls and other functions, and the Credit Agreements will directly or indirectly benefit the Debtors' various businesses; and

     WHEREAS, it is a condition precedent to the obligations of the Lender to make loans to the Debtors and the French Subsidiaries under the respective Credit Agreements that the Debtors shall have executed and delivered this Agreement to the Lender, as security for the payment and performance of all obligations of the Debtors to the Lender.

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE 1

                               GRANT OF SECURITY

     Section 1.1    Grant of Security.  The Debtors, jointly and severally,
                    -----------------
hereby grant to the Lender a continuing first priority security interest (the "Security Interest") in and to, and pledge and
 -----------------
assign to the Lender, all of the Debtors' right, title and interest in and to all tangible and intangible personal property of the Debtors, all wherever located and whether now existing or hereafter acquired or arising (all of which, together with any other property in which the Lender may in the future be granted a security interest pursuant hereto, is referred to hereinafter as the "Personal Property Collateral"), including, without limitation, the following:
 ----------------------------
(a) all Accounts and all Receivables; (b) all Inventory; (c) all General Intangibles; (d) all Equipment; (e) all Fixtures; (f) all Goods; (g) all Tangible Personal Property; (h) all Chattel Paper; (i) all books, records, ledgers, print-outs, papers, data, file materials and information relating to the Debtors' businesses, the Personal Property Collateral, any account debtors in respect thereof and/or to the operation of the Debtors' businesses, and all rights of access to such books, records, ledgers, print-outs, papers, data, file materials and information, and all property in which such books, records, ledgers, print-outs, papers, data, file materials and information are stored, recorded and maintained; (j) all Instruments, Documents of Title, Documents, policies and certificates of insurance, Securities, investment property, deposits, deposit accounts, money, cash or other property; (k) all federal, state, and local tax refunds and/or abatements to which the Debtors are or become entitled, no matter how or when arising, including, but not limited to, any loss carryback tax refunds; (l) all Trade Secrets, Proprietary Information, computer programs, customer lists, patient lists, manuals, Patents, developmental ideas and concepts, and all papers, drawings, blueprints, sketches and documents relating to all of the foregoing and/or relating to the operation of the Debtors' businesses and/or the Personal Property Collateral; (m) all insurance proceeds, refunds and premium rebates, whether any of such proceeds, refunds and premium rebates arise out of any of the foregoing or otherwise; (n) all Contracts, contract rights, leases and security agreements; and (o) all products and proceeds of any and all of the foregoing; together with (i) all security pledged, assigned, hypothecated or granted to or held by the Debtors to secure any of the foregoing, (ii) all General Intangibles arising out of the Debtors' rights in any Goods, the sale of which gave rise thereto, (iii) any property received in payment, settlement or compromise of any Account or Receivable, (iv) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (v) all rights, remedies and privileges pertaining to any of the foregoing, (vi) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (vii) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, and (viii) all of the Debtors' rights to use, in perpetuity, in connection with the operation of the Debtors' businesses, the Marks and trade names now or hereafter used in connection with the operation of any of the businesses of the Debtors, and the goodwill of the Debtors with respect thereto.

     Section 1.2    Security for Obligations.  This Agreement and the Security
                    ------------------------
Interest shall secure the payment and performance of all of the Secured Obligations.


                                   ARTICLE 2

               GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

     Each Debtor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

     Section 2.1    Necessary Filings.  All filings, registrations, recordings
                    -----------------
and possession of the Personal Property Collateral necessary or appropriate to create, preserve and perfect the Security Interest have been or will be accomplished and the Security Interest constitutes or will constitute, upon satisfaction of such filings, registrations, recordings and possession, a perfected security interest therein (to the extent that the same can be perfected by filing, registration or recording and excepting therefore railroad cars, locomotives and other rolling stock, titled vehicles and aircraft) prior to the rights of all other Persons therein (other than any such rights pursuant to Permitted Encumbrances) and subject to no other Liens (other than Permitted Encumbrances) and is entitled to all the rights, priorities and benefits afforded to perfected security interests by the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law.

     Section 2.2    No Liens.  Such Debtor is, and as to Personal Property
                    --------
Collateral acquired by it from time to time after the date hereof such Debtor will be, the owner of all Personal Property Collateral pledged by it hereunder free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Encumbrances), and such Debtor shall defend the Personal Property Collateral against all material claims and demands of all Persons at any time claiming the same or any interest therein (other than in connection with Permitted Encumbrances) adverse to the Lender.

     Section 2.3    Other Financing Statements.  As of the date hereof, there is
                    --------------------------
no financing statement (or similar voluntary statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Personal Property Collateral (other than financing statements filed in respect of Permitted Encumbrances), and so long as any of the Secured Obligations or any commitments of the Lender to make any loans or advances or otherwise extend credit to any Debtor remain outstanding, such Debtor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Personal Property Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Debtor or in connection with Permitted Encumbrances.

     Section 2.4    Chief Executive Office; Records.  As of the date hereof, the
                    -------------------------------
chief executive office of such Debtor is located at the address indicated on Exhibit A hereto for such Debtor. Such Debtor will not move its chief executive
---------
office except to such new location as such Debtor may establish in accordance with the last sentence of this Section 2.4. A complete set of books of account and records of such Debtor relating to the Receivables and the contract rights are, and will continue to be, kept at such chief executive office, at one or more of the other record locations set forth on Exhibit A hereto for such Debtor
                                                ---------
or at such new locations as such Debtor may establish in accordance with the last sentence of this Section. No Debtor shall establish new locations for such offices until (a) it shall have given to the Lender not less than 30 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Lender may reasonably request, and (b) with respect to such new location, it shall have taken all action reasonably satisfactory to the Lender, to maintain the security interest of the Lender in the Personal Property Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

     Section 2.5    Location of Receivables.  All Receivables and contract
                    -----------------------
rights of such Debtor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above or such new location established in accordance with the last sentence of this Section 2.5. No Debtor shall establish new locations for such offices until (a) it shall have given to the Lender not less than 30 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Lender may reasonably request and (b) with respect to such new location, it shall have taken all action reasonably satisfactory to the Lender, to maintain the security interest of the Lender in the Personal Property Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

     Section 2.6    Recourse.  This Agreement is made with full recourse to each
                    --------
Debtor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Debtor contained herein, and otherwise in writing in connection herewith or therewith.

     Section 2.7    Trade Names; Change of Name.  Except as set forth on Exhibit
                    ---------------------------                          -------
B, as of the date hereof, no Debtor has or operates in any jurisdiction under,
-
or in the preceding 12 months has had or has operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name. No Debtor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name, except new names established in accordance with the last sentence of this Section 2.7. No Debtor shall assume or operate in any jurisdiction under any new trade, fictitious or other name until (a) it shall have given to the Lender not less than 20 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Lender may reasonably request and (b) with respect to such new name, it shall have taken all action reasonably requested by the Lender, to maintain the security interest of the Lender in the Personal Property Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

     Section 2.8    Patents.  The Debtors shall notify the Lender in writing as
                    -------
promptly as practicable, but in no event more than five days following (i) the filing by any Debtor of any application for the registration of any Patent with the United States Patent and Trademark Office or any similar office or agency or
(ii) the acquisition by any Debtor of any Patent in any other manner. Such Debtor shall execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Lender may request to evidence and perfect the Lender's security interest in such Patent and the General Intangibles of such Debtor related thereto or represented thereby.


                                   ARTICLE 3

                         SPECIAL PROVISIONS CONCERNING
                      RECEIVABLES; CONTRACTS; INSTRUMENTS

     Section 3.1    Additional Representations and Warranties.  As of the time
                    -----------------------------------------
when each of its Receivables arises, each Debtor shall be deemed to have represented and warranted that such

Receivable and, to the best knowledge of such Debtor, all records, papers and documents of such Debtor relating thereto, are what they purport to be in all material respects, and that such Receivable will, to the best knowledge of such Debtor and to the extent applicable, evidence true and valid obligations of the account debtor named therein.

     Section 3.2    Maintenance of Records.  Each Debtor will keep and maintain
                    ----------------------
at its own cost and expense, records of its Receivables and Contracts and such Debtor will make the same available to the Lender for inspection, at such Debtor's own cost and expense, at any and all reasonable times upon reasonable prior notice to such Debtor. Upon the occurrence and during the continuance of an Event of Default, each Debtor shall, at the reasonable request of the Lender and at such Debtor's own cost and expense, deliver all tangible evidence of its Receivables and contract rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Lender or to its representatives (copies of which evidence and books and records may be retained by such Debtor). If the Lender so directs, upon the occurrence and during the continuance of an Event of Default, such Debtor shall legend, in form and manner satisfactory to the Lender, the Receivables and the Contracts, as well as books, records and documents of such Debtor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Lender and that the Lender has a security interest therein.

     Section 3.3    Direction to Account Debtors; Contracting Parties; etc.
                    -------------------------------------------------------
Upon the occurrence and during the continuance of an Event of Default, each Debtor agrees, if the Lender so directs such Debtor, (a) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account, (b) that the Lender may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in preceding clause (a), and (c) that the Lender may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Debtor. Without notice to or assent by any Debtor, the Lender may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account which application shall be effected in the manner provided in Section 5.4 of this Agreement. The reasonable costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by the relevant Debtor or the Lender, shall be borne by the relevant Debtor.
The Lender shall deliver a copy of each notice referred to in the preceding clause (b) to the relevant Debtor; provided that the failure by the Lender to so
                                   --------
notify such Debtor shall not affect the effectiveness of such notice or the other rights of the Lender created by this Section 3.3.

     Section 3.4    Modification of Terms; etc.  No Debtor shall rescind or
                    ---------------------------
cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Lender, except as not prohibited by the U.S. Credit Agreement and in accordance with such Debtor's reasonable business practices in the ordinary course of business.

     Section 3.5    Collection.  Each Debtor shall endeavor in accordance with
                    ----------
reasonable business practices to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract any and all amounts owing under or on account of such Receivable or Contract. The reasonable costs and expenses (including, without limitation, attorneys' fees) of collection, if incurred by a Debtor, or after an Event of Default, by the Lender, shall be borne by the relevant Debtor.

     Section 3.6    Acknowledgment.  The Lender acknowledges that the Debtors
                    --------------
may not be permitted to assign their rights and obligations under or grant a security interest in certain Contracts, including certain leases, pursuant to the terms thereof. With respect to such Contracts, nothing herein shall be construed as an assignment to the Lender of such rights and obligations or the grant of a security interest therein to the extent so prohibited. For purposes of clarification, to the extent permitted thereunder, the parties hereto acknowledge that the Debtors have granted a security interest in the Debtors' rights to receive payments under such Contracts and any other rights of the Debtors thereunder pursuant to the terms of this Agreement.


                                   ARTICLE 4

            PROVISIONS CONCERNING ALL PERSONAL PROPERTY COLLATERAL

     Section 4.1    Protection of Lender's Security.  Each Debtor will at all
                    -------------------------------
times keep its Equipment insured in favor of the Lender, at such Debtor's own expense; all policies or certificates with respect to such insurance (and any other insurance maintained by such Debtor) (a) shall be endorsed to the Lender's reasonable satisfaction for the benefit of the Lender (including, without limitation, by naming the Lender as additional insured and loss payee) and (b) shall state that such insurance policies shall not be canceled without 30 days' prior written notice thereof by the insurer to the Lender; and upon the Lender's request, certified copies of such policies or certificates with respect thereto shall be deposited with the Lender. If any Debtor shall fail to insure its Equipment in accordance with the preceding sentence, or if any Debtor shall fail to so endorse and deposit all policies or certificates with respect thereto, the Lender shall have the right (but shall be under no obligation), upon prior written notice to such Debtor, to procure such insurance and such Debtor agrees to promptly reimburse the Lender for all costs and expenses of procuring such insurance. The Lender shall, at the time any proceeds of such insurance are distributed to the Lender, apply such proceeds in accordance with Section 5.4 hereof except as otherwise provided by the applicable Credit Agreement. The liability of each Debtor to pay the Secured Obligations shall in no way be affected or diminished by reason of the fact that any Personal Property Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Debtor.

     Section 4.2    Further Actions.  Each Debtor will, at its own expense,
                    ---------------
make, execute, endorse, acknowledge, file and/or deliver to the Lender from time to time such lists, descriptions and designations of its Personal Property Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Personal Property Collateral and other property or rights covered by the security interest hereby granted, which the Lender deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Personal Property Collateral; provided that no Debtor shall be required to take
                              --------
any action that would expand the obligations or limit the rights of any Debtor under this Agreement.

     Section 4.3    Financing Statements.  Each Debtor agrees to execute and
                    --------------------
deliver to the Lender such financing statements, in form reasonably acceptable to the Lender, as the Lender may from time to time reasonably request or as are necessary or desirable in the reasonable opinion of the Lender to establish and maintain a valid, enforceable, first priority perfected security interest in the Personal Property Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law.
Each Debtor will pay any applicable filing fees, recordation taxes and related expenses relating to its Personal Property Collateral. Each Debtor hereby authorizes the Lender to file any such financing statements without the signature of such Debtor where permitted by law.


                                   ARTICLE 5

                 REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

     Section 5.1    Remedies; Obtaining the Personal Property Collateral Upon
                    ---------------------------------------------------------
Default.  Each Debtor agrees that, if an Event of Default shall have occurred
-------
and be continuing, then and in every such case, the Lender, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

          (a) personally, or by agents or attorneys, immediately take possession of the Personal Property Collateral or any part thereof, from such Debtor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Debtor's premises where any of the Personal Property Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Debtor;

          (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Personal Property Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Lender;

          (c) withdraw all monies, securities and instruments in any cash collateral or other account in which the Lender holds a security interest for application to the Secured Obligations in accordance with Section 5.4 hereof;

          (d) sell, assign or otherwise liquidate any or all of the Personal Property Collateral or any part thereof in accordance with Section 5.2 hereof, or direct the relevant Debtor to sell, assign or otherwise liquidate any or all of the Personal Property Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

          (e) take possession of the Personal Property Collateral or any part thereof, by directing the relevant Debtor in writing to deliver the same to the Lender at any commercially reasonable place or places designated by the Lender, in which event such Debtor shall at its own expense:

               (i) forthwith cause the same to be moved to the place or places so designated by the Lender and there delivered to the Lender;

               (ii) store and keep any Personal Property Collateral so delivered to the Lender at such commercially reasonable place or places pending further action by the Lender as provided in Section 5.2 hereof; and

               (iii) while the Personal Property Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

          (f) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Personal Property Collateral for such term and on such conditions and in such manner as the Lender shall in its reasonable judgment determine;

it being understood that each Debtor's obligation so to deliver the Personal Property Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Lender shall be entitled to a decree requiring specific performance by such Debtor of said obligation.

     Section 5.2    Remedies: Disposition of the Personal Property Collateral.
                    ---------------------------------------------------------
If an Event of Default shall have occurred and be continuing, any Personal Property Collateral, whether or not in the possession of the Lender, may be sold, assigned, leased or otherwise disposed of by the Lender under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Lender may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Personal Property Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Lender or after any overhaul or repair at the expense of the relevant Debtor which the Lender shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Debtor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Debtor or any nominee of such Debtor to acquire the Personal Property Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Debtor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Lender's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in Boston, Massachusetts. To the extent permitted by any such requirement of law, the Lender may bid for and become the purchaser of the Personal Property Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the relevant Debtor. If, under mandatory requirements of applicable law, the Lender shall be required to make disposition of the Personal Property Collateral within a period of time which does not permit the giving of notice to the relevant Debtor as hereinabove specified, the Lender need give such Debtor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

     Section 5.3    Waiver of Claims.  EXCEPT AS OTHERWISE PROVIDED IN THIS
                    ----------------
AGREEMENT, (A) EACH DEBTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE LENDER'S TAKING POSSESSION OR THE LENDER'S DISPOSITION OF ANY OF THE PERSONAL PROPERTY COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH DEBTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, AND (B) EACH DEBTOR HEREBY FURTHER WAIVES, TO THE EXTENT PERMITTED BY LAW:

          (i) all damages occasioned by such taking of possession except any damages which are determined by a final, non-appealable court order to have been caused by the Lender's gross negligence or willful misconduct;

          (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Lender's rights hereunder; and

          (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Personal Property Collateral or any portion thereof, and each Debtor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of any Personal Property Collateral properly completed in accordance with applicable law or the grant of options to purchase, or any other realization upon, any Personal Property Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Debtor therein and thereto, and shall be a perpetual bar both at law and in equity against such Debtor and against any and all Persons claiming or attempting to claim the Personal Property Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Debtor.

     Section 5.4    Application of Proceeds.
                    -----------------------

          (a) All moneys collected by the Lender upon any sale or other disposition of the Personal Property Collateral, together with all other moneys received by the Lender hereunder, shall be applied to the payment of the Secured Obligations in such order or preference as is provided in the applicable Credit Agreement.

          (b) It is understood and agreed that the Debtors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Personal Property Collateral hereunder and the aggregate amount of the Secured Obligations.

     Section 5.5    Remedies Cumulative.  Each and every right, power and remedy
                    -------------------
hereby specifically given to the Lender shall be in addition to every other right, power and remedy specifically given under this Agreement, or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Lender. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Lender in the exercise of any such right, power or remedy and no renewal or extension of any of the Secured Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Debtor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Lender to any other or further action in any circumstances without notice or demand. In the event that the Lender shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Lender may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.


                                   ARTICLE 6

                                  DEFINITIONS

     Unless otherwise defined herein, terms which are defined in the U.S. Credit Agreement and used herein are so used as so defined. The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

     "Accounts" shall have the meaning provided in the UCC.
      --------

     "Agreement" shall mean this Security Agreement as the same may be modified,
      ---------
supplemented or amended from time to time in accordance with its terms.

     "Cash Collateral Account" shall mean one or more interest bearing cash
      -----------------------
collateral accounts to be established at and maintained with the Lender, following the occurrence of a Default. All deposits in such accounts shall be invested, at the option of the Debtors, in certificates of deposit issued by the Lender or in a Lender sponsored money market fund.

     "Chattel Paper" shall have the meaning provided in the UCC.
      -------------

     "Contract" shall have the meaning provided in the UCC.
      --------

     "Copyrights" shall mean any United States copyright owned (or subject to
      ----------
the rights of ownership) by any Debtor, including any registrations of any copyright, in the United States Copyright Office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office by any Debtor.

     "Default" shall mean any event which, with notice or lapse of time, or
      -------
both, would constitute an Event of Default.

     "Documents" shall have the meaning provided in the UCC.
      ---------

     "Documents of Title" shall have the meaning provided in the UCC.
      ------------------

     "Equipment" shall have the meaning provided in the UCC, including, without
      ---------
limitation, all fixtures, machinery, equipment, motor vehicles, and other goods, whether now owned or hereafter acquired by the Debtors, wherever located, all replacements, substitutions and all parts thereof and all accessions thereto, as well as all of the Debtors' right, title and interest in and to any such goods now or hereafter held or used by the Debtors under any lease, lease-purchase, conditional sales, use or other agreements under which the Debtors are entitled to the use and possession thereof, with any other rights and benefits flowing from such agreements, all as may be used or useful in connection with the Debtors' businesses as now or hereafter carried on, any operations incidental to or associated with the same, or for any other purpose.

     "Event of Default" shall mean any Event of Default under, and as defined
      ----------------
in, any Credit Agreement and shall in any event, without limitation, include any payment default on any of the Secured Obligations after the expiration of any applicable grace period.

     "Fixtures" shall have the meaning provided in the UCC.
      --------

     "General Intangibles" shall have the meaning provided in the UCC.
      -------------------

     "Goods" shall have the meaning provided in the UCC.
      -----

     "Instruments" shall have the meaning provided in the UCC.
      -----------

     "Inventory" shall have the meaning provided in the UCC, including, without
      ---------
limitation, all inventory in all of its forms, wherever located, now or hereafter existing, including, but not limited to, (a) raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof, and (b) goods which are returned to or repossessed by the Debtors and all accessions thereto and products thereof.

     "Liens" shall mean any security interest, mortgage, pledge, lien, claim,
      -----
charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on any Debtor's property.

     "Marks" shall mean any United States trademarks, service marks and trade
      -----
names now owned, subject to a right of ownership or hereafter acquired by any Debtor, including any registration of, or application for, any trademarks and service marks in the United States Patent and Trademark Office, and any trade dress including logos and/or designs used by any Debtor in the United States.

     "Patents" shall mean any patents owned, subject to a right of ownership by
      -------
or hereafter acquired by any Debtor and any divisions, continuations, reissues, reexaminations, extensions or renewals thereof, as well as any application for a patent now or hereafter made by any Debtor or subject to a right of ownership in such Debtor.

     "Permitted Encumbrances" shall mean Liens permitted under Section 6.02 of
      ----------------------
the U.S. Credit Agreement.

     "Personal Property Collateral" shall have the meaning provided in Section
      ----------------------------
1.1 of this Agreement.

     "Proceeds" shall have the meaning provided in the UCC or under other
      --------
relevant law and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Lender or any Debtor from time to time with respect to any of the Personal Property Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Personal Property Collateral by any governmental authority (or any Person acting under color of governmental authority) and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Personal Property Collateral.

     "Proprietary Information" means all information and know-how worldwide,
      -----------------------
including, without limitation, technical data, manufacturing data, research and development data, data relating to compositions, processes and formulations, manufacturing and production know-how and experience, management know-how, training programs, manufacturing, engineering and other drawings, specifications, performance criteria, operating instructions, maintenance manuals, technology, technical information, software, engineering and computer data and databases, design and engineering specifications, catalogs, promotional literature and financial, business and marketing plans, inventions and invention disclosures.

     "Receivables" shall mean collectively, all (a) Instruments, Documents,
      -----------
Accounts, Proceeds, General Intangibles and Chattel Paper, and (b) rights to payment for goods sold or leased or services rendered by the Debtors or any other party, whether now in existence or arising from time to time hereafter and whether or not yet earned by performance, including, without limitation, obligations evidenced by an account, note, contract, security agreement, chattel paper or other evidence of indebtedness.

     "Secured Obligations" shall mean (a) the full and prompt payment when due
      -------------------
(whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of each and all of the Debtors to the Lender, whether now existing or hereafter incurred under, arising out of or in connection with the U.S. Credit Agreement, the Guarantee or any other agreement with or for the benefit of the Lender to which any of the Debtors is a party or to which any of the Debtors is bound and the due performance and compliance by each and all of the Debtors with the terms of each such agreement, including, without limitation, the full and prompt payment of all unpaid principal of and interest on (including interest accruing on or after the filing of a petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding, relating to any one or more of the Debtors to the extent allowed under applicable law) any and all such obligations; (b) any and all sums advanced by the Lender in order to preserve any collateral securing the obligations referred to in clause (a) or to preserve the security interests of the Lender in such collateral; (c) in the event of any proceeding for the collection or enforcement of any obligations referred to in clause (a), after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the collateral securing the obligations referred to in clause (a), or of any exercise by the Lender of its rights hereunder, together with reasonable attorneys' fees and court costs; and (d) any and all other liabilities and obligations whatsoever of any one or more of the Debtors to the Lender.

     "Securities" shall have the meaning provided in the UCC.
      ----------

     "Security Interest" shall have the meaning provided in Section 1.1 of this
      -----------------
Agreement.

     "Tangible Personal Property" shall mean all machinery, equipment,
      --------------------------
furniture, furnishings, movable walls or partitions, computers or trade fixtures, goods, inventory supplies, and other personal property owned or leased by the Debtors and used or useful in the operation of the Debtors' businesses or arising in connection therewith or relating thereto.

     "Termination Date" shall have the meaning provided in Section 7.8 of this
      ----------------
Agreement.

     "Trade Secrets" shall mean any secretly held existing engineering and other
      -------------
data, information, production procedures and other know-how relating to the design, manufacture, assembly, installation, use, operation, marketing, sale and servicing of any products or business of the Debtors worldwide whether written or not written.

     "UCC" shall mean the Uniform Commercial Code as the same may, from time to
      ---
time, be in effect in The Commonwealth of Massachusetts.

                                   ARTICLE 7

                                 MISCELLANEOUS

     Section 7.1    Notices.  Except in the case of notices and other
                    -------
communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to any Debtor, c/o NMT Medical, Inc., 27 Wormwood Street, Boston, Massachusetts 02210-1625, Attention of Chief Financial Officer (Telecopy No. 617-737-0924), with a copy to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention of Steven D. Singer, Esq. (Telecopy No. 617-526-5000); and

          (b) if to the Lender, to Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, Attention of Victoria W. Evans, Assistant Manager (Telecopy No. 617-772-1138), with a copy to Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109-2881, Attention of Raymond C. Zemlin, P.C. (Telecopy No. 617-523-1231).

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

     Section 7.2    Waiver; Amendment.  None of the terms and conditions of this
                    -----------------
Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Debtor directly affected thereby and the Lender.

     Section 7.3    Obligations Absolute.  The obligations of each Debtor
                    --------------------
hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Debtor, (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, or (c) any amendment to or modification of this Agreement or any security for any of the Secured Obligations whether or not any Debtor shall have notice or knowledge of any of the foregoing.

     Section 7.4    Successors and Assigns.  This Agreement shall be binding
                    ----------------------
upon each Debtor and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns. All agreements, statements, representations and warranties made by each Debtor herein or in any certificate or other instrument delivered by such Debtor or on its behalf under this Agreement shall be considered to have been relied upon by the Lender and shall survive the execution and delivery of this Agreement regardless of any investigation made by the Lender on its behalf.

     Section 7.5    Headings Descriptive.  The headings of the several sections
                    --------------------
of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     Section 7.6    Governing Law.  THIS AGREEMENT AND THE RIGHTS AND
                    -------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

     Section 7.7    Duties with Respect to Collateral.  It is expressly agreed,
                    ---------------------------------
anything herein contained to the contrary notwithstanding, that the Lender shall not have any obligations or liabilities with respect to any Personal Property Collateral by reason of or arising out of this Agreement, other than the duty to use reasonable care in the safe custody of any Personal Property Collateral in its possession, nor shall the Lender be required or obligated in any manner to perform or fulfill any of the obligations of any Debtor under or with respect to any Personal Property Collateral.

     Section 7.8    Termination; Release.  After the Termination Date, this
                    --------------------
Agreement shall terminate (provided that all indemnities set forth in the Credit
                           --------
Agreements and the Guarantee shall survive such termination) and the Lender, at the expense of the respective Debtor, will as promptly as practicable execute and deliver to such Debtor a proper instrument or instruments (including termination statements) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Debtor (without recourse and without any representation or warranty) such of the Personal Property Collateral as may be in the possession of the Lender and has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date
                                        ----------------
upon which all Secured Obligations have been paid in full, all commitments with respect thereto have terminated, no promissory note is outstanding (and all loans have been repaid in full), all Letters of Credit have been terminated and all other Secured Obligations then due and payable have been paid in full.

     Section 7.9    Severability.  The provisions of this Agreement are intended
                    ------------
to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     Section 7.10   Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     Section 7.11   The Lender.  The Lender will hold in accordance with this
                    ----------
Agreement all items of the Personal Property Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Lender as holder of the Personal Property Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and as otherwise provided by applicable law.

     Section 7.12   JURISDICTION; IMMUNITIES.
                    ------------------------

          (a) THE DEBTORS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY MASSACHUSETTS OR UNITED STATES FEDERAL COURT SITTING IN SUFFOLK COUNTY OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND THE DEBTORS HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH MASSACHUSETTS STATE OR FEDERAL COURT. THE DEBTORS IRREVOCABLY CONSENT TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE DEBTORS AT THEIR ADDRESSES SPECIFIED IN
     SECTION 7.1. THE DEBTORS AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE DEBTORS FURTHER WAIVE ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF FORUM NON CONVENIENS. THE DEBTORS FURTHER AGREE THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE LENDER SHALL BE BROUGHT ONLY IN MASSACHUSETTS STATE OR UNITED STATES FEDERAL COURT SITTING IN SUFFOLK COUNTY. THE DEBTORS WAIVE ANY RIGHT THEY MAY HAVE TO JURY TRIAL.

          (b) Nothing in this Section 7.12 shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against any Debtor or its property in the courts of any other jurisdictions.

          (c) To the extent that any Debtor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Debtor hereby irrevocably waives, to the extent permitted by law, such immunity in respect of its obligations under this Agreement.



                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                    NMT MEDICAL, INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President


                                    NMT HEART, INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President


                                    NMT INVESTMENTS CORP.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President

                                    NMT NEUROSCIENCES
                                    (INTERNATIONAL), INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President


                                    NMT NEUROSCIENCES (US), INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President

                                    NMT NEUROSCIENCES (IP), INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President


                                    NMT NEUROSCIENCES
                                    INNOVASIVE SYSTEMS, INC.


                                    By: /s/ Thomas M. Tully
                                       -------------------------
                                         Name: Thomas M. Tully
                                         Title: President


                                    BROWN BROTHERS HARRIMAN & CO.


                                    By: /s/ A. Heaton Robertson
                                       -----------------------------
                                         Name: A. Heaton Robertson
                                         Title: President

                                  Schedule I
                                  ----------

NMT Heart, Inc.
NMT Investments Corp.
NMT NeuroSciences (International), Inc.
NMT NeuroSciences (US), Inc.
NMT NeuroSciences (IP), Inc.
NMT Neurosciences Innovasive Systems, Inc.